UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     December 30, 2005

DSL.net, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32264	06-1510312
(Commission File Number)	(IRS Employer Identification No.)

545 Long Wharf Drive, 5th Floor
New Haven, CT	06511
(Address of Principal Executive Offices)	(Zip Code)

(203) 772-1000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

3.01(a)

On December 30, 2005, DSL.net, Inc. (the “Company”) received a written notice from the American Stock Exchange (“Amex”) advising that Amex had submitted an application under Section 12d of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Exchange Act Rule 12d2-2(c), to the Securities and Exchange Commission (the “SEC”) seeking to strike the Company’s common stock from listing and registration on Amex, effective at the opening of Amex’ trading session on January 10, 2006.

Amex filed its delisting application with the SEC based on Amex’ determination that the Company is not in compliance with Section 1003(f)(v) of the Amex Company Guide, due to the low selling price of the Company’s common stock, and the Company’s decision not to effect a reverse split of its shares of common stock, as requested by Amex.

As previously reported, the Company’s Board of Directors considered Amex’ request and determined not to effect a reverse stock split to address the low selling price issue and not to appeal Amex’ determination to proceed with delisting. Among others, the factors considered by the Company’s Board of Directors in making the foregoing decisions included the significant cost and time involved in effecting a reverse stock split, the possibility that a reverse stock split may not in fact cure the Company’s low selling price, the costs and burdens of compliance with Amex’ listed company regulations and the likelihood that the Company will not be able to maintain compliance with one or more of Amex’ quantitative maintenance standards in the short-term.

The Amex staff has informally notified the Company that it will suspend trading on Amex of the Company’s common stock effective at the commencement of trading on January 9, 2006. The Company believes its common stock is eligible to be quoted on the OTC Bulletin Board service and The Pink Sheets during the period of Amex suspension and following formal delisting from Amex, subject to applicable rules and regulations and market maker sponsorship.

A copy of the Company’s press release, dated January 3, 2006, with respect to the subject of this Current Report on Form 8-K is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Exhibit
99.1	Press Release, dated January 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSL.NET, INC.

Date: January 3, 2006
By: /s/ Marc R. Esterman
Name: Marc R. Esterman
Title: V.P. - Corporate Affairs, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 3, 2006.